United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 26, 2005	0-25753
Date of Report (Date of earliest event reported)	Commission File Number

POWER2SHIP, INC.
(Exact name of registrant as specified in its charter)

Nevada	87-0449667
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

903 Clint Moore Road, Boca Raton, Florida 33487
(Address of Principal Executive Offices) (Zip Code)

(561) 998-7557
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.01. Regulation FD Disclosure.

On September 26, 2005, the Company issued a press release announcing that it had signed a Letter of Intent to acquire a North Carolina operation of a Southeastern United States van carrier. A copy of the press release is attached to this Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER2SHIP, INC.

Dated: September 27, 2005	By:	/s/ Richard Hersh
Richard Hersh
Chief Executive Officer